                                AMENDMENT NO. 9

                                      to

                                    MASTER
                                LEASE AGREEMENT


                                    BETWEEN



                              JAMESON INNS, INC.,
                                      and
                             JAMESON ALABAMA, INC.

                                   AS LESSOR,


                                      and


                           JAMESON HOSPITALITY, LLC,

                                   AS LESSEE



                     AMENDMENT DATED AS OF OCTOBER 31, 2001

                   AMENDMENT NO. 9 TO MASTER LEASE AGREEMENT

     THIS AMENDMENT NO. 9 TO MASTER LEASE AGREEMENT (hereinafter called "Lease"), made as of the31st day of October, 2001, by and between Jameson Inns, Inc., a Georgia corporation, and Jameson Alabama, Inc., an Alabama corporation (hereinafter together called "Lessor"), and Kitchin Hospitality, LLC, a Georgia limited liability company (hereinafter called "Lessee"), provides as follows:

                                   RECITALS:
                                   ---------

     The parties hereto entered into that certain Master Lease Agreement dated as of February 3, 1994, as amended (the "Lease") covering the "Leased Property" as therein defined. The parties desire to amend the Lease by extending the term of the Lease.

     NOW, THEREFORE, the parties hereto, in consideration of the covenants and agreements to be performed by them as provided hereby, and upon the terms and conditions hereinafter stated, does hereby amend the Lease in the manner and subject to the terms and conditions hereinafter set forth. Unless otherwise defined herein, capitalized terms shall have the meanings ascribed to them in the Lease.


     A.   Amendment to Provisions Regarding Term

     Section 1.2 of Article I shall be amended and restated in its entirety so that it provides as follows:

          1.2  Term.  The term of the Lease (the "Term") shall commence on
               ----
     November 1, 2001 (the "Commencement Date"), and shall end on December 31, 2011, unless sooner terminated in accordance with the provisions hereof.


     B.  Continuation of Lease Except as Specifically Amended Hereby

     Except as specifically amended and modified hereby, the terms and provisions of the Lease as heretofore in effect are hereby ratified and confirmed and remain in full force and effect.

                                    "LESSOR"

                                    JAMESON INNS, INC.


Attest:                             By: /s/ Craig R. Kitchin
                                       ------------------------------
                                       Craig R. Kitchin, President
 /s/ Steven A. Curlee
 -----------------------
     Secretary

                                    JAMESON ALABAMA, INC.


                                    By:   /s/ Craig R. Kitchin
                                        ----------------------------------------
                                        Craig R. Kitchin, President


                                    "LESSEE"

                                    KITCHIN HOSPITALITY, LLC


                                    By:   /s/ Thomas W. Kitchin
                                        ---------------------------------
                                        Thomas W. Kitchin, President

STATE OF GEORGIA    )
                    )  ss.
COUNTY OF DeKALB    )

     The foregoing instrument was acknowledged before me this 15th day of May, 2001, by Craig R. Kitchin as President of Jameson Inns, Inc.


                                      /s/ Kathryn Stockton
                                      --------------------------------
                                      Notary Public
My commission expires:

_____________________


STATE OF GEORGIA    )
                    )  ss.
COUNTY OF DeKALB    )

     The foregoing instrument was acknowledged before me this 15th day of May, 2001, by Craig R. Kitchin as President of Jameson Alabama, Inc.


                                      /s/ Kathryn Stockton
                                     ------------------------------
                                     Notary Public
My commission expires:

_____________________


STATE OF GEORGIA    )
                    )  ss.
COUNTY OF DeKALB    )

     The foregoing instrument was acknowledged before me this 15th day of May, 2001, by Thomas W. Kitchin, as President of Kitchin Hospitality, LLC.


                                      /s/ Kathryn Stockton
                                     ------------------------------------
                                     Notary Public
My commission expires:

_____________________

                                       2